SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 29, 2001

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

              Delaware                                  75-2502290
              Delaware                                  75-2502293
              New Jersey              33-69716          22-2242014
            -------------------------------------------------------
            (State or other juris-    (Commission       (IRS Employer
            diction of incorporation)  File Number)      Identification
                                                            Number)


  c/o Sands Hotel & Casino
  Indiana Avenue and Brighton Park, 9th Floor
  Atlantic City, New Jersey                                      08401
  (Address of principal executive office)                      (Zip Code)


     Registrant's telephone number including area code: (609) 441-4517
                                                        --------------

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name and former address, as changed since last report)

Item 5.           Other Events

GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. (collectively, the "Company") have today filed an amended and restated indenture (the "Amendment") for the purpose of amending the terms of the indenture governing the Company's 11% First Mortgage Notes due 2005 (the "Notes"). The Amendment would, among other things, allow the Company to borrow additional money and grant liens to secure such indebtedness and permit the release or subordination of the existing liens and mortgages that secure the Notes. This would provide financial flexibility under the Indenture and facilitate potential improvements and expansion of the Sands Hotel and Casino and the Company to, among other things, meet competition.

In order for the Amendment to become effective, consents from the holders of at least a majority of the aggregate principal amount of the outstanding notes must be received and not revoked (the "Requisite Consent"). The Company intends to seek such consent through a solicitation of all holders of the Notes. Holders who consent to the Amendment will receive a payment of $17.50 for each $1,000 principal amount of Notes, subject to the terms and conditions to be set forth in the consent solicitation documents.

As of the date hereof, entities controlled by Carl C. Icahn ("Icahn Entities") collectively held in the aggregate approximately 58% of the Notes outstanding. Mr. Icahn has indicated that he anticipates that the Icahn Entities will vote in favor of the Amendment.

IMPORTANT: INVESTORS ARE URGED TO READ THE AMENDMENT. IT IS AVAILABLE WITHOUT CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE
(HTTP://WWW.SEC.GOV).

This document contains statements that are forward-looking. Such forward-looking statements involve important risks and uncertainties. Results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. For more information regarding the Company and risks applicable to its business, please review the filings of the GB Holdings, Inc., GB Property Funding Corp. and Greate Bay Hotel and Casino, Inc. with the Securities and Exchange Commission, including the Company's reports on Forms 10-K and 10-Q.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GB PROPERTY FUNDING CORP.


Dated:  August 29, 2001                     By: /s/ Timothy A. Ebling
                                                Name:   Timothy A. Ebling
                                                Title:  Executive Vice President
                                                        and Chief Financial
                                                        Officer


                                            GB HOLDINGS, INC.


Dated:  August 29, 2001                     By: /s/ Timothy A. Ebling
                                                Name:   Timothy A. Ebling
                                                Title:  Executive Vice President
                                                        and Chief Financial
                                                        Officer


                                            GREATE BAY HOTEL AND CASINO, INC.


Dated:  August 29, 2001                     By: /s/ Timothy A. Ebling
                                                Name:   Timothy A. Ebling
                                                Title:  Executive Vice President
                                                        and Chief Financial
                                                        Officer